UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2006

EARLE M. JORGENSEN COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7537	95-0886610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10650 Alameda Street, Lynwood, California	90262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 567-1122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(i) On January 17, 2006, the Board of Directors (the “Board”) of Earle M. Jorgensen Company, a Delaware corporation (the “Company”), approved the First Amendment to the Earle M. Jorgensen Company 2004 Stock Incentive Plan, effective as of January 1, 2005 (the “Incentive Plan Amendment”). The Incentive Plan Amendment contains provisions to ensure the compliance of the Earle M. Jorgensen Company 2004 Stock Incentive Plan, effective as of December 17, 2004, with Section 409A of the Internal Revenue Code.

The form of Incentive Plan Amendment approved by the Board is attached as Exhibit 10.1 hereto and incorporated herein by reference.

(ii) On January 17, 2006, the Board, approved the Amendment to the Earle M. Jorgensen Holding Company, Inc. Option Plan, effective as of January 1, 2005 (the “Option Plan Amendment”), and a form of amendment to each of the option agreements (“Agreement Amendment”) issued pursuant to the Earle M. Jorgensen Holding Company, Inc. Option Plan, effective as of January 30, 1997, as amended, and as assumed by the Company effective as of April 20, 2005 (the “Holding Option Plan”). The Option Plan Amendment and the Agreement Amendment contain provisions to ensure the compliance of the Holding Option Plan and the option agreements issued thereunder with Section 409A of the Internal Revenue Code. The Agreement Amendment requires the agreement of the option holder to become effective.

The form of Option Plan Amendment and the form of Agreement Amendment approved by the Board are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference.

(iii) On January 17, 2006, the Company and William S. Johnson, the Company’s Vice President, Chief Financial Officer and Secretary, entered into a retention agreement (the “Retention Agreement”), which provides for employment and severance benefits and has a term of three years, unless terminated earlier pursuant to its terms. The Retention Agreement provides generally that Mr. Johnson’s terms and conditions of employment (including location, compensation and benefits) will not be adversely changed during the term of the agreement and provides for certain minimum guaranteed compensation levels (including base salary, incentive compensation and participation in benefit plans) during such term.

On January 17, 2006, the Company, Reliance Steel & Aluminum Co., a California corporation (“Reliance”), and RSAC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Reliance (“Acquisition Sub”), entered into an Agreement and Plan of Merger pursuant to which the Company will be merged with and into Acquisition Sub, with Acquisition Sub surviving (the “Merger”). Mr. Johnson’s base compensation, annual incentive compensation and benefits were not changed, except for the addition of the Six-Month Bonus and Twelve-Month Bonus described below. Pursuant to the terms of the Retention Agreement, on the six-month anniversary of the effective time of the Merger, if Mr. Johnson remains employed by the Company, Reliance or any affiliate of Reliance, Mr. Johnson will be entitled to a bonus of approximately $425,000 (the “Six-Month Bonus”). On the twelve-month anniversary of the effective time of the Merger, if Mr. Johnson remains employed by the

Company, Reliance or any affiliate of Reliance, Mr. Johnson shall be entitled to an additional bonus of $200,000 (the “Twelve-Month Bonus”). If the Company terminates Mr. Johnson’s employment without cause or if Mr. Johnson terminates his employment for “good reason” (as defined in the Retention Agreement and summarized below) with an effective termination date prior to the six-month anniversary of the effective time of the Merger, then Mr. Johnson will be eligible to receive the Six-Month Bonus. If the Company terminates Mr. Johnson’s employment without cause or if Mr. Johnson terminates his employment for “good reason” with an effective termination date on or after the six-month anniversary and prior to the twelve-month anniversary of the effective time of the Merger, then Mr. Johnson will be eligible to receive a pro rata portion of the Twelve-Month Bonus based on the number of days elapsed since the effective time of the Merger. For purposes of the Retention Agreement, “good reason” is defined generally to include a material reduction of his base salary or bonus and incentive compensation, material adverse changes to Mr. Johnson’s disability policies or life or disability insurance benefits, unless such changes affect all senior executives equally, and certain relocations.

The Retention Agreement is attached as Exhibit 10.4 hereto and incorporated herein by reference.

ADDITIONAL INFORMATION RELATING TO THE MERGER AND WHERE TO FIND IT

In connection with the proposed Merger, the Company and Reliance will file with the Securities and Exchange Commission (the “SEC”) a proxy statement/prospectus. Investors are urged to read any such proxy statement/prospectus, when available, which will contain important information. The proxy statement/prospectus will be, and other documents filed by the Company and Reliance with the SEC are, available free of charge at the SEC’s website (www.sec.gov), from Reliance on its website at www.rsac.com or by directing a request to Reliance, 350 South Grand Avenue, Suite 5100, Los Angeles, California 90071, Attention: Karla Lewis, or from the Company on its website at www.emjmetals.com or by directing a request to the Company, 10650 Alameda Street Lynwood, California 90262, Attention: William S. Johnson.

Reliance, the Company and their respective directors, executive officers, and other employees may be deemed to be participating in the solicitation of proxies from the Company’s stockholders in connection with the approval of the proposed transaction. Information about Reliance’s directors and executive officers is available in Reliance proxy statement, dated April 15, 2005, for its 2005 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement, dated July 22, 2005, for its 2005 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the proxy statement/prospectus that will be included in the registration statement on Form S-4 that Reliance will file with the SEC.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 17, 2006, Maurice S. Nelson, Jr., the Company’s Chief Executive Officer, President and Chief Operating Officer, resigned from his position as the President and Chief Operating Officer, but remains the Company’s Chief Executive Officer. Mr. Nelson’s resignation was not related to any disagreement or dispute with the Company.

Effective January 17, 2006, R. Neil McCaffery, the Company’s Executive Vice President, was appointed to the position of President and Chief Operating Officer of the Company. Mr. McCaffery, age 56, had been the Company’s Executive Vice President since March 2001. Before that, Mr. McCaffery was the Company’s Vice President Western Region since March 1997 and the Company’s Vice President Southern Region since April 1996. Prior to that, Mr. McCaffery held various sales and operational positions since joining the Company in 1968.

Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the Company’s press release dated January 17, 2006, announcing the changes in the management of the Company.

Item 8.01	Other Events.

Effective January 17, 2006, James D. Hoffman, the Company’s Vice President, was appointed to the position of Executive Vice President.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

10.1	Form of First Amendment to the Earle M. Jorgensen Company 2004 Stock Incentive Plan, effective as of January 1, 2005.

10.2	Form of Amendment to the Earle M. Jorgensen Holding Company, Inc. Option Plan, effective as of January 1, 2005.

10.3	Form of Amendment to Earle M. Jorgensen Holding Company, Inc. Option Agreement.

10.4	Retention Agreement, dated as of January 17, 2006, by and between Earle M. Jorgensen Company and William S. Johnson.

99.1	Press Release, dated January 17, 2006, of Earle M. Jorgensen Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2006

EARLE M. JORGENSEN COMPANY

By:	/s/ William S. Johnson
William S. Johnson
Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of First Amendment to the Earle M. Jorgensen Company 2004 Stock Incentive Plan, effective as of January 1, 2005.

10.2	Form of Amendment to the Earle M. Jorgensen Holding Company, Inc. Option Plan, effective as of January 1, 2005.

10.3	Form of Amendment to Earle M. Jorgensen Holding Company, Inc. Option Agreement.

10.4	Retention Agreement, dated as of January 17, 2006, by and between Earle M. Jorgensen Company and William S. Johnson.

99.1	Press Release, dated January 17, 2006, of Earle M. Jorgensen Company.